POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Werner E. Keller constitutes and appoints Leslie K. Klenk, Sherryl L. Wilson, and Peter K. Ewing and each of them to act severally as attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in any and all capacities to execute Forms ID, 3, 4 and 5 regarding my investment activity in Rydex Capital Partners SPhinX Fund, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, and its substitute or substitutes, may do or cause to be done by virtue hereof.




                                       /s/ Werner E. Keller
                                       -----------------------
                                       Werner E. Keller


Dated:  June 20, 2003

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that John O. Demaret constitutes and appoints Leslie K. Klenk, Sherryl L. Wilson, and Peter K. Ewing and each of them to act severally as attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in any and all capacities to execute Forms ID, 3, 4 and 5 regarding my investment activity in Rydex Capital Partners SPhinX Fund, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, and its substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/ John O. Demaret
                                  ---------------------------
                                  John O. Demaret


Dated:  June 20, 2003

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Thomas F. Lydon constitutes and appoints Leslie K. Klenk, Sherryl L. Wilson, and Peter K. Ewing and each of them to act severally as attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in any and all capacities to execute Forms ID, 3, 4 and 5 regarding my investment activity in Rydex Capital Partners SPhinX Fund, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, and its substitute or substitutes, may do or cause to be done by virtue hereof.




                                  /s/ Thomas F. Lydon
                                  ---------------------------
                                  Thomas F. Lydon


Dated:  June 20, 2003

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Michael P. Byrum constitutes and appoints Leslie K. Klenk, Sherryl L. Wilson, and Peter K. Ewing and each of them to act severally as attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in any and all capacities to execute Forms ID, 3, 4 and 5 regarding my investment activity in Rydex Capital Partners SPhinX Fund, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, and its substitute or substitutes, may do or cause to be done by virtue hereof.




                                /s/ Michael P. Byrum
                                ---------------------------
                                Michael P. Byrum


Dated:  June 20, 2003

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Albert P. Viragh, Jr. constitutes and appoints Leslie K. Klenk, Sherryl L. Wilson, and Peter K. Ewing and each of them to act severally as attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in any and all capacities to execute Forms ID, 3, 4 and 5 regarding my investment activity in Rydex Capital Partners SPhinX Fund, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, and its substitute or substitutes, may do or cause to be done by virtue hereof.




                                /s/ Albert P. Viragh
                                ---------------------------
                                Albert P. Viragh


Dated:  June 20, 2003

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Carl G. Verboncouer constitutes and appoints Leslie K. Klenk, Sherryl L. Wilson, and Peter K. Ewing and each of them to act severally as attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in any and all capacities to execute Forms ID, 3, 4 and 5 regarding my investment activity in Rydex Capital Partners SPhinX Fund, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, and its substitute or substitutes, may do or cause to be done by virtue hereof.




                                       /s/ Carl G. Verboncouer
                                     ---------------------------
                                      Carl G. Verboncouer


Dated:  June 20, 2003

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Peter K. Ewing constitutes and appoints Leslie K. Klenk and Sherryl L. Wilson and each of them to act severally as attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in any and all capacities to execute Forms ID 3, 4 and 5 regarding my investment activity in Rydex Capital Partners SPhinX Fund, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, and its substitute or substitutes, may do or cause to be done by virtue hereof.




                                   /s/ Peter K. Ewing
                                 ---------------------------
                                  Peter K. Ewing


Dated:  June 20, 2003

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Rydex Capital Partners I, LLC constitutes and appoints Leslie K. Klenk, Sherryl L. Wilson, and Peter K. Ewing and each of them to act severally as attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in any and all capacities to execute Forms ID, 3, 4 and 5 regarding my investment activity in Rydex Capital Partners SPhinX Fund, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, and its substitute or substitutes, may do or cause to be done by virtue hereof.



                                        Rydex Capital Partners, LLC

                                         /s/ Peter K. Ewing
                                        ---------------------------
                                        By:   Peter K. Ewing
                                     Title:   Vice President

Dated:  June 20, 2003